UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024 (September 16, 2024)

VS TRUST
(Exact name of registrant as specified in its charter)

Delaware	333-248430	84-6704517
(State of Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

2000 PGA Boulevard, Suite 4440
Palm Beach Gardens, FL 33408
(866) 261-0273

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Justin Young
Volatility Shares LLC
2000 PGA Boulevard, Suite 4440
Palm Beach Gardens, FL 33408
(866) 261-0273
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Barry Pershkow
c/o Chapman and Cutler LLP
1801 K Street, NW, Suite 700
Washington, DC 20006

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2x Long VIX Futures ETF	UVIX	CBOE BZX Exchange, Inc.
-1x Short VIX Futures ETF	SVIX	CBOE BZX Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

Termination of Commodity Sub-Advisor

As of September 16, 2024 (the “Effective Date”), Volatility Shares LLC, the sponsor and commodity pool operator (the “Sponsor”) of 2x Long VIX Futures ETF and -1x Short VIX Futures ETF (the “Funds”), will provide day-to-day portfolio management services to the Funds. Consistent therewith, the Sponsor has terminated Penserra Capital Management LLC as commodity sub-adviser to the Funds and the Commodity Sub-Advisory Agreement by and between the Sponsor and Penserra Capital Management LLC, also as of the Effective Date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2024

VS Trust

By:	/s/ Justin Young
Justin Young
Principal Executive Officer

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